Note 2 - Risks and Uncertainties	12 Months Ended
Dec. 31, 2021
Notes to Financial Statements
Risks and Uncertainties [Text Block]
2.	Risks and uncertainties

Currently, one of the most significant risks and uncertainties is the potential adverse effect of the current pandemic of the novel coronavirus, or COVID-19. The COVID-19 pandemic in North America has had an impact on most of the Company’s operations. All of its businesses have been designated essential services in most of their geographic regions. The various “stay-at-home” and social distancing measures continue to impact the Company’s ability to operate on the premises of its residential and commercial customers. Although many regions where the Company operates have re-opened, it is challenging to predict the financial performance in upcoming reporting periods with reasonable accuracy due to the lack of visibility around the duration and severity of the crisis and its dynamic changes.